Putnam
Dividend
Income
Fund

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

12-31-98

[LOGO: BOSTON * LONDON * TOKYO]



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

In a volatile six months for the world's financial markets, Putnam Dividend Income Fund benefited from its defensive positioning. Although preferred stocks are technically equity securities, they tend to perform in line with the bond market, which was considerably calmer than the stock market during the first half of your fund's fiscal year. In addition, your fund's management team was able to further diversify the portfolio with new investments in the oil and natural gas sector. For the six months ended December 31, 1998, your fund provided a total return of 0.12% at net asset value and 4.40% at market price. For complete performance information, please refer to the summary that begins on page 6.

Although 1998 ended on a bright note for the U.S. stock market, it was one of the most challenging years in more than a decade. Early in the period, resurgent political and financial instability in many of the world's developing countries had a dramatic effect on markets around the globe. On July 17, the Dow Jones Industrial Average reached a record-breaking high, only to plummet more than 512 points the following month, wiping out the entire year's gains. The third quarter of 1998 was the Dow's worst quarter in eight years. In the fourth quarter, the stock market's rally was almost as dramatic as its late-summer plunge. In a startling turnaround, the U.S. equity market posted double-digit returns for its fourth consecutive year.

The bond market also had its share of turmoil but delivered healthy returns for the calendar year. In an interesting twist, more conservative bond investments outperformed riskier ones for the first time since 1990. In conjunction with the stock market selloff, jittery investors fled to the relative safety of U.S. government securities, resulting in a dramatic rally for U.S. Treasuries. During the fall, the Federal Reserve Board cut interest rates on three separate occasions for a total reduction of three quarters of a percentage point. In this environment, your fund's perpetual and sinking-fund preferred stocks proved particularly beneficial. Perpetuals carry a fixed rate of interest and no maturity date -- characteristics that increase their value during periods of declining interest rates. Sinking-fund preferreds, or "sinkers," also have fixed rates, but at a certain age they are retired on a predetermined schedule.

* NEW ISSUES BRING DIVERSIFICATION OPPORTUNITY

For quite some time, companies in the financial, industrial, and public utilities sectors have been the primary issuers of preferred securities. Consequently, holdings in these three sectors historically have made up a large percentage of the fund's portfolio. During the period, a new preferred stock sector emerged as several companies in the energy industry issued this type of stock to raise capital. Jeanne Mockard, your fund's lead manager, took advantage of this opportunity to invest in attractively priced preferred stocks of oil and gas companies. An added benefit has been Jeanne's expertise in this sector; she is also manager of Putnam Global Natural Resources Fund.

[GRAPHIC OMITTED: double horizontal bar chart COMPARATIVE PORTFOLIO
COMPOSITION]

COMPARATIVE PORTFOLIO COMPOSITION*

                                  6/30/98                  12/31/98
Perpetual preferreds               74.9%                    81.4%

Adjustable-rate preferreds         15.2%                    10.2%

Sinking-fund preferreds             5.7%                     4.7%

Convertible preferreds              3.0%                     2.6%

Footnote reads:
*Based on net assets as of 6/30/98 and 12/31/98. Holdings will vary over time.

The oil and gas industry has faced tough times recently, with 1998 being one of its most challenging since 1986. Unseasonably warm weather in the Northeast and Midwest of the United States has swelled oil and gas supplies and severely hurt prices. In addition, financial crises overseas have decreased worldwide demand, especially in formerly fast-growing Asian markets. As a result, preferred stock became available from a number of solid, well-managed energy companies -- a welcome change, as new issuance elsewhere has slowed considerably in recent years.

One addition to the portfolio is Anadarko Petroleum Corp., one of the world's largest independent oil and gas companies. As with other companies in this industry, its recent weak financial performance is a reflection of the worldwide slump in prices and demand. However, Anadarko is a strong, well-managed company that is expected to be well positioned when the industry recovers. Another new holding with strong long-term potential is Apache Corporation. Although these holdings were viewed favorably at the end of the period, all holdings are subject to review and adjustment in accordance with the fund's investment strategy and will vary in the future.

* ACTIVE MANAGEMENT OF CALLS CONTINUES

A continuing challenge during the period was managing the impact of calls on the portfolio. Declining interest rates often lead issuers to call in or retire preferred stocks that carry dividend rates above prevailing interest rates. In order to avoid a forced redemption of a number of perpetual preferred holdings at once, Jeanne attempts to manage the impact of calls on the portfolio by trading securities in a staggered fashion as they approach their first call dates. During the period, as a number of utility holdings were called away, Jeanne was able to shift into new energy holdings.

During the fund's previous fiscal year, Putnam management decided to eliminate the fund's leverage. A frequently employed tool throughout your fund's investment history, leverage refers to the process of issuing money market securities at prevailing short-term rates and investing the proceeds in longer-term, higher-yielding securities. At the close of the current fiscal period, the fund remained deleveraged, and there were no plans to change it in the near term.

[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

El Paso Tennessee Pipeline Co. Series A, $4.125 cumulative preferred
Oil and gas

Merrill Lynch & Co., Inc. Series A, $2.25 deposit-shares cumulative preferred
Financial services

Duke Power Co. Series W, $7.00 cumulative preferred
Electric utilities

Baltimore Gas & Electric Co. Series 95, $6.99 cumulative preferred Combined utilities

General Motors Corp. Series G $2.275 preferred
Automobiles

IBM Corp. Series A, $1.875 deposit-shares preferred
Computer software

Chase Manhattan Corp. Series L, $4.50 cumulative adjustable-rate preferred
Banks

Lehman Brothers Holdings, Inc. Series E, $5.00 convertible preferred Financial services

Fleet Financial Group, Inc. Series E, $2.338 deposit-shares cumulative preferred
Banks

Citigroup, Inc. Series R $3.183 preferred
Financial services

Footnote reads:
These holdings represent 35.2% of the fund's net assets as of 12/31/98. Portfolio holdings will vary over time.

As we enter the second half of the fund's fiscal year, Jeanne remains optimistic about the current market environment, the positioning of the portfolio, and the long-term potential of the fund's newest holdings.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
February 17, 1999

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 12/31/98, there is no guarantee the fund will continue to hold these securities in the future.



Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Dividend Income Fund is designed for investors seeking a high level of current income eligible for the dividends-received deduction, consistent with preservation of capital.


TOTAL RETURN FOR PERIODS ENDED 12/31/98

                                               Merrill Lynch
                                                 Perpetual
                                   Market        Preferred    Consumer
                       NAV         price           Index    Price Index
-----------------------------------------------------------------------
6 months              0.12%         4.40%         3.63%         0.74%
-----------------------------------------------------------------------
1 year                5.71         10.99          6.72          1.80
-----------------------------------------------------------------------
5 years              43.69         51.23         43.22         12.62
Annual average        7.52          8.62          7.45          2.41
-----------------------------------------------------------------------
10 years            149.69        111.08        137.15         31.36
Annual average       10.39          8.40          9.78          2.99
-----------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value and market price will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION
6 months ended 12/31/98
-----------------------------------------------------------------------
Distributions (common shares)
-----------------------------------------------------------------------
Number                          6
-----------------------------------------------------------------------
Income                      $0.3453
-----------------------------------------------------------------------
 Total                      $0.3453
-----------------------------------------------------------------------
Share value                   NAV       Market price
-----------------------------------------------------------------------
6/30/98                     $11.88        $10.625
-----------------------------------------------------------------------
12/31/98                     11.54         10.750
-----------------------------------------------------------------------
Current return                NAV       Market price
-----------------------------------------------------------------------
End of period
-----------------------------------------------------------------------
Current dividend rate1        6.80%          7.29%
-----------------------------------------------------------------------
Taxable equivalent2          10.46          11.22
-----------------------------------------------------------------------

1Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

2Assumes a corporation taxed at the 35% federal tax rate and that 100% of the fund's distributions qualify for the 70% corporate dividends-received deduction for corporations. Investment income may also be subject to the federal alternative minimum tax.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.

Merrill Lynch Perpetual Preferred Index is an unmanaged list of perpetual preferred stocks that is commonly used as a general measure of performance for the preferred stock market. The index assumes reinvestment of all distributions and does not take into account brokerage commissions or other costs. The securities that make up the fund's portfolio do not match those in the index. It is not possible to invest directly in an index.

COMPARATIVE BENCHMARKS

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.




Portfolio of investments owned
December 31, 1998 (Unaudited)

PREFERRED STOCKS (96.3%) (a)
NUMBER OF SHARES                                                                                                     VALUE

Automobiles (5.1%)
--------------------------------------------------------------------------------------------------------------------------
             67,600  Ford Motor Co. Ser. B, $2.063 dep. shs.
                       cum. preferred (pfd)                                                                 $    1,926,600
            159,178  General Motors Corp. Ser. G, $2.275 pfd.                                                    4,496,779
                                                                                                            --------------
                                                                                                                 6,423,379

Banks (9.5%)
--------------------------------------------------------------------------------------------------------------------------
             70,000  Bankers Trust New York Corp. Ser. R, $1.269 cum. pfd. (CUS)                                 1,618,750
             40,000  Chase Manhattan Corp. Ser. L, $4.50 cum.
                       Adjustable Rate Preferred (ARP)                                                           3,875,000
             62,300  Chase Manhattan Corp. Ser. C, $2.71 cum. pfd.                                               1,845,638
             19,000  Chase Manhattan Corp. Ser. B, $2.44 cum. pfd.                                                 498,750
            116,566  Fleet Financial Group, Inc. Ser. E, $2.338 dep. shs. cum. pfd.                              3,132,711
             16,500  Wells Fargo & Co. Ser. B, $2.75 cum. ARP                                                      837,375
                                                                                                            --------------
                                                                                                                11,808,224

Chemicals (1.4%)
--------------------------------------------------------------------------------------------------------------------------
             14,250  du Pont (E.I.) de Nemours & Co., Ltd. Ser. B,
                       $4.50 cum. pfd.                                                                           1,240,641
              6,800  du Pont (E.I.) de Nemours & Co., Ltd. Ser. A,
                       $3.50 cum. pfd.                                                                             504,900
                                                                                                            --------------
                                                                                                                 1,745,541

Combined Utilities (15.6%)
--------------------------------------------------------------------------------------------------------------------------
             23,900  Baltimore Gas & Electric Co. Ser. 93, $7.125 cum. pfd.                                      2,697,713
             40,000  Baltimore Gas & Electric Co. Ser. 95, $6.99 cum. pfd.                                       4,595,000
             10,000  Baltimore Gas & Electric Co. Ser. 93, $6.70 pfd.                                            1,120,000
             20,000  Florida Power & Light Co. Ser. S, $6.98 cum. pfd.                                           2,260,000
              8,500  Florida Power & Light Co. Ser. U, $6.75 cum. pfd.                                             947,750
            108,500  New York State Electric & Gas Corp. Ser. B,
                       $1.0975 cum. ARP                                                                          2,671,813
              2,500  Pacificorp Sinking Fund $7.70 cum.pfd.                                                        272,188
             72,700  Pacific Gas & Electric Co. Ser. U, $1.76 cum. pfd.                                          1,981,075
              6,750  Public Service Electric & Gas Co. $6.92 cum. pfd.                                             767,813
             14,000  San Diego Gas & Electric Co. $1.763 cum. pfd.                                                 374,500
             67,000  San Diego Gas & Electric Co. $1.70 cum. pfd.                                                1,792,250
                                                                                                            --------------
                                                                                                                19,480,102

Computer Software (3.5%)
--------------------------------------------------------------------------------------------------------------------------
            158,611  IBM Corp. Ser. A, $1.875 dep. shs. pfd.                                                     4,322,150

Consumer Services (0.3%)
--------------------------------------------------------------------------------------------------------------------------
              5,000  Western Resources, Inc. $4.25 cum.pfd.                                                        391,250

Electric Utilities (24.8%)
--------------------------------------------------------------------------------------------------------------------------
             20,000  Appalachian Power Co. $5.92 cum. pfd.                                                       2,040,000
             50,000  Connecticut Light & Power Sinking Fund
                       Ser. 92, $3.62 pfd.                                                                       2,350,000
             18,000  Duke Power Co. Ser. S, $7.85 cum. pfd.                                                      2,045,250
             50,825  Duke Power Co. Ser. W, $7.00 cum. pfd.                                                      5,641,575
              4,715  Entergy Arkansas, Inc. $8.52 cum. pfd.                                                        474,447
              8,916  Entergy Gulf States, Inc. $7.56 cum. pfd.                                                     908,318
              9,000  Entergy Louisiana, Inc. $7.00 cum. pfd.                                                       902,250
              2,900  Entergy Mississippi, Inc. $4.92 cum. pfd.                                                     250,850
              5,000  Indianapolis Power & Light $5.65 cum. pfd.                                                    538,750
              3,000  Kentucky Utilities Co. $6.53 cum. pfd.                                                        336,375
             15,200  Niagara Mohawk Power Corp. Ser. A, $1.625 cum. ARP                                            372,400
             20,000  Niagara Mohawk Power Corp. $2.375 cum. pfd.                                                   522,500
             20,000  Northern Indiana Public Services Ser. A, $3.30 cum. ARP                                       972,500
             13,300  Pacificorp Sinking Fund $7.48 cum. pfd.                                                     1,547,788
             18,650  Peco Energy $7.48 cum. pfd.                                                                 2,009,538
             15,000  Portland General Electric Sinking Fund
                       $7.75 cum. pfd.                                                                           1,723,125
             13,500  Southern California Edison Co. $6.45 cum. pfd.                                              1,420,875
             10,000  Southern California Edison Co. $6.05 cum. pfd.                                              1,052,500
             10,000  Texas Utilities Electric Co. $6.375 cum. pfd.                                               1,026,250
             75,580  Texas Utilities Electric Co. Ser. A, $1.875
                       dep. shs. cum. pfd.                                                                       1,983,975
             25,000  Texas Utilities Electric Co. Ser. B, $1.805
                       dep. shs. cum. pfd.                                                                         643,750
             20,000  Virginia Electric & Power Co. $6.98 cum. pfd.                                               2,227,500
                                                                                                            --------------
                                                                                                                30,990,516

Financial Services (24.6%)
--------------------------------------------------------------------------------------------------------------------------
             23,000  Bear Stearns Companies Inc.. Ser. E, $3.075 cum. pfd.                                       1,135,625
             17,000  Bear Stearns Companies Inc. Ser. F, $2.86 cum. pfd.                                           801,125
             14,000  Bear Stearns Companies Inc. Ser. A, $2.75 cum. ARP                                            687,750
             20,000  Bear Stearns Companies Inc. Ser. G, $2.745 cum. pfd.                                          900,000
             35,000  Citigroup, Inc. Ser. K, $2.10 cum. pfd.                                                       949,375
             24,600  Citigroup, Inc. Ser. M, $2.93 cum. pfd.                                                     1,248,450
             10,000  Citigroup, Inc. Ser. O, $8.25 cum. pfd.                                                     1,032,500
             54,000  Citigroup, Inc. Ser. R, $3.183 pfd.                                                         2,909,250
             13,000  Citigroup, Inc. Ser. R, $1.125 pfd. ARP                                                       315,250
             10,000  Donaldson, Lufkin & Jenrette, Inc. Ser. B,
                       $2.65 cum. pfd.                                                                             501,250
             52,000  Heller Financial Inc. Ser. A, $2.031 cum. pfd.                                              1,358,500
             63,850  Household International, Inc. Ser. 92-A, $2.063
                       dep. shs. cum. pfd.                                                                       1,779,819
             52,000  J.P. Morgan & Co. Inc. Ser. H, $3.313 dep. shs. cum. pfd.                                   2,775,500
              5,000  Lehman Brothers Holding, Inc. Ser. C, $2.97 pfd.                                              226,875
             43,000  Lehman Brothers Holding, Inc. Ser. D, $2.835 pfd.                                           1,886,625
             11,000  MBNA Corp. Ser. B, $1.375 ARP                                                                 277,750
             36,400  MBNA Corp. Ser. A, $1.875 cum. pfd.                                                           923,650
            188,639  Merrill Lynch & Co., Inc. Ser. A, $2.25 dep. shs. cum. pfd.                                 5,800,649
             30,000  Morgan (J.P.) & Co., Inc. Ser. A, $5.00 cum. ARP                                            2,737,500
             45,000  Morgan Stanley $3.875 dep. shs. cum. pfd.                                                   2,452,500
                                                                                                            --------------
                                                                                                                30,699,943

Gas Utilities (0.2%)
--------------------------------------------------------------------------------------------------------------------------
              9,360  Puget Sound Energy, Inc. Ser. III, $2.125 pfd.                                                244,530

Metals and Mining (0.5%)
--------------------------------------------------------------------------------------------------------------------------
              8,450  Aluminum Co. $3.75 cum. pfd.                                                                  626,356

Oil and Gas (7.3%)
--------------------------------------------------------------------------------------------------------------------------
             20,000  Anadarko Petroleum Corp. $5.46 dep. shs. pfd.                                               1,792,500
             10,000  Apache Corp. Ser. B, $5.68 cum. pfd.                                                          898,750
            107,500  El Paso Tennessee Pipeline Co. Ser. A, $4.125 cum. pfd.                                     5,912,500
             16,500  Washington Natural Gas Ser. II, $1.862 cum. pfd.                                              453,750
                                                                                                            --------------
                                                                                                                 9,057,500

Oil Services (2.1%)
--------------------------------------------------------------------------------------------------------------------------
            111,000  LASMO PLC ADS Ser. A, $2.50 cum. pfd.
                       (United Kingdom)                                                                          2,664,000

Publishing (0.5%)
--------------------------------------------------------------------------------------------------------------------------
             26,000  Newscorp Overseas Corp. Ser. A, $2.156 cum. pfd.                                              633,750

Water Utilities (0.9%)
--------------------------------------------------------------------------------------------------------------------------
             11,400  United Water Resources, Inc. Ser. B, $7.625 cum. pfd.                                       1,169,925
                                                                                                            --------------
                     Total Preferred Stocks (cost $117,463,528)                                             $  120,257,166

CONVERTIBLE PREFERRED STOCKS (2.6%) (a) (cost $2,677,115)
NUMBER OF SHARES                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
            109,270  Lehman Brothers Holding, Inc. $5.00 cv. pfd.                                           $    3,250,777

SHORT-TERM INVESTMENTS (1.3%) (a) (cost $1,684,225)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
         $1,684,000  Interest in $456,109,000 joint repurchase agreement dated December 31, 1998 with Merrill Lynch, New York
                       due January 4, 1999 with with respect to various
                       U.S. Treasury obligations -- maturity value of
                       $1,684,898 for an effective yield of 4.80%                                           $    1,684,225
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments (cost $121,824,868) (b)                                              $  125,192,168
--------------------------------------------------------------------------------------------------------------------------

(a) Percentages indicated are based on net assets of $124,907,435.

(b) The aggregate identified cost on a tax basis is $121,828,327, resulting in gross unrealized appreciation and depreciation of $5,570,069 and $2,206,228, respectively, or net unrealized appreciation of $3,363,841.

(CUS) This entity provides subcustodian services to the fund.

      ADS after the name of a foreign holding stands for American Depository Shares representing ownership of foreign securities on deposit with a domestic custodian bank.

    The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
December 31, 1998 (Unaudited)

Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $121,824,868) (Note 1)                                            $125,192,168
-----------------------------------------------------------------------------------------------
Cash                                                                                        748
-----------------------------------------------------------------------------------------------
Dividends and interest receivable                                                       748,115
-----------------------------------------------------------------------------------------------
Total assets                                                                        125,941,031

Liabilities
-----------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                   707,172
-----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                            234,410
-----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                               18,478
-----------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                           13,304
-----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                              1,652
-----------------------------------------------------------------------------------------------
Other accrued expenses                                                                   58,580
-----------------------------------------------------------------------------------------------
Total liabilities                                                                     1,033,596
-----------------------------------------------------------------------------------------------
Net assets                                                                         $124,907,435

Represented by
-----------------------------------------------------------------------------------------------
Paid-in capital -- common shares (Unlimited shares authorized;
10,824,907 shares outstanding) (Note 1)                                            $122,206,532
-----------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                              (435,610)
-----------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                                  (230,787)
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                            3,367,300
-----------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                         $124,907,435

Computation of net asset value
-----------------------------------------------------------------------------------------------
Net asset value per share ($124,907,435 divided by 10,824,907 shares)                    $11.54
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of operations
Six months ended December 31, 1998 (Unaudited)

Investment income:
-----------------------------------------------------------------------------------------------
Dividends                                                                           $ 4,167,614
-----------------------------------------------------------------------------------------------
Interest                                                                                 25,716
-----------------------------------------------------------------------------------------------
Total investment income                                                               4,193,330

Expenses:
-----------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                        479,195
-----------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                           80,445
-----------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                        6,417
-----------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                          3,298
-----------------------------------------------------------------------------------------------
Auditing                                                                                 10,938
-----------------------------------------------------------------------------------------------
Exchange listing fees                                                                    12,130
-----------------------------------------------------------------------------------------------
Other                                                                                     5,512
-----------------------------------------------------------------------------------------------
Total expenses                                                                          597,935
-----------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                               (7,212)
-----------------------------------------------------------------------------------------------
Net expenses                                                                            590,723
-----------------------------------------------------------------------------------------------
Net investment income                                                                 3,602,607
-----------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                        429,646
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of investments during the period                         (4,031,946)
-----------------------------------------------------------------------------------------------
Net loss on investments                                                              (3,602,300)
-----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                 $      307
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets

                                                                                Six months ended      Year ended
                                                                                    December 31         June 30
                                                                                          1998*            1998
---------------------------------------------------------------------------------------------------------------
Decrease in net assets
---------------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------------
Net investment income                                                             $   3,602,607    $  7,437,064
---------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                                        429,646       4,105,390
---------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments                                                                       (4,031,946)      3,320,443
---------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting
from operations                                                                             307      14,862,897

Distributions to preferred shareholders:
---------------------------------------------------------------------------------------------------------------
From net investment income                                                                   --        (336,444)
---------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations
applicable to common shareholders (excluding
cumulative undeclared dividends on remarketed
preferred shares of $- and $- respectively)                                                  --      14,526,453
---------------------------------------------------------------------------------------------------------------

Distributions to common shareholders:
---------------------------------------------------------------------------------------------------------------
From net investment income                                                           (3,735,917)     (7,683,270)
---------------------------------------------------------------------------------------------------------------
Issuance of common shares with
reinvestment of distributions                                                            42,436              --
---------------------------------------------------------------------------------------------------------------
Auction preferred shares (Note 4)                                                            --     (60,000,000)
---------------------------------------------------------------------------------------------------------------
Total decrease in net assets                                                         (3,693,174)    (53,156,817)

Net assets
---------------------------------------------------------------------------------------------------------------
Beginning of period                                                                 128,600,609     181,757,426
---------------------------------------------------------------------------------------------------------------
End of period (including distributions in excess of
net investment income of $435,610 and
$302,300, respectively)                                                            $124,907,435    $128,600,609
---------------------------------------------------------------------------------------------------------------

Number of fund shares
---------------------------------------------------------------------------------------------------------------
Common shares outstanding at beginning of period                                     10,821,255      10,821,255
---------------------------------------------------------------------------------------------------------------
Shares issued in connection with
reinvestment of distributions                                                             3,652              --
---------------------------------------------------------------------------------------------------------------
Common shares outstanding at end of period                                           10,824,907             600
---------------------------------------------------------------------------------------------------------------
Auction preferred shares outstanding at
beginning of period                                                                          --             600
---------------------------------------------------------------------------------------------------------------
Auction preferred shares outstanding at
end of period                                                                                --              --
---------------------------------------------------------------------------------------------------------------
* Unaudited

The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)


------------------------------------------------------------------------------------------------------------------------------------
                              Six months
                                   ended
Per-share                    December 31
operating performance         (Unaudited)                                      Year ended June 30
------------------------------------------------------------------------------------------------------------------------------------
                                    1998             1998             1997             1996             1995             1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning
of year (common shares)           $11.88           $11.23           $10.54           $10.57           $10.84           $12.39
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                .33              .69             1.05              .80              .78             1.13
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments          (.32)             .68              .65              .03              .01            (1.13)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                .01             1.37             1.70              .83              .79               --
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net investment income
------------------------------------------------------------------------------------------------------------------------------------
To preferred shareholders             --             (.01)            (.23)            (.07)            (.01)            (.16)
------------------------------------------------------------------------------------------------------------------------------------
To common shareholders              (.35)            (.71)            (.78)            (.72)            (.78)           (1.04)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gains
------------------------------------------------------------------------------------------------------------------------------------
To preferred shareholders             --               --               --               --             (.06)              --
------------------------------------------------------------------------------------------------------------------------------------
To common shareholders                --               --               --               --             (.24)            (.38)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                 (.35)            (.72)           (1.01)            (.79)           (1.09)           (1.58)
------------------------------------------------------------------------------------------------------------------------------------
Auction preferred
share offering cost                   --               --               --             (.07)              --               --
------------------------------------------------------------------------------------------------------------------------------------
Change in cumulative
undeclared dividends
on auction preferred shares           --               --               --               --              .03              .03
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year
(common shares)                   $11.54           $11.88           $11.23           $10.54           $10.57           $10.84
------------------------------------------------------------------------------------------------------------------------------------
Market value, end of year
(common shares)                  $10.750          $10.625          $10.500           $8.875           $9.250           $9.750
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at market value
(common shares) (%)(a)              4.40 *           8.22            27.88             3.51             5.82            (6.78)
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year
(total fund) (in thousands)     $124,907         $128,601         $181,757         $174,064         $114,357         $142,629
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)(c)         .47 *           1.02             1.51             1.23             1.07             1.42
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(b)        2.84 *           5.77             7.57             6.88             7.39             8.06
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)             14.74 *          30.63            19.27            35.13            27.39            73.63
------------------------------------------------------------------------------------------------------------------------------------

*   Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

(c) The ratio of expenses to average net assets for the year ended June 30, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).




Notes to financial statements
December 31, 1998 (Unaudited)

Note 1
Significant accounting policies

Putnam Dividend Income Fund ("the fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund's objective is to seek high current income eligible for the dividends received deduction allowed to corporations under Section 243 of the Internal Revenue Code, consistent with preservation of capital by investing in a portfolio of preferred and common equity securities. The fund will invest at least 65% of its total assets in dividend-paying securities. Preferred stocks will be rated "investment grade" at the time of investment or, if not rated, will be of comparable quality as determined by Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc. The fund may also use leverage by issuing preferred shares in an effort to increase the income to the common shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Certain preferred stocks for which reliable market quotations are not readily available are stated at fair value on the basis of valuations furnished by pricing services approved by the Trustees, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding.

E) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

F) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At June 30, 1998, the fund had a capital loss carryover of approximately $657,000 available to offset future net capital gain, if any, which will expire on June 30, 2004.

G) Distributions to shareholders Distributions to shareholders are recorded by the fund on the ex-dividend date. At certain times, the fund may pay distributions at a level rate even though, as a result of market conditions or investment decisions, the fund may not achieve projected investment results for a given period. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.75% of the first $500 million of average net assets, 0.65% of the next $500 million, 0.60% of the next $500 million, and 0.55% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the six months ended December 31, 1998, fund expenses were reduced by $7,212 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $560 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchases and sales of securities

During the six months ended December 31, 1998, purchases and sales of investment securities other than short-term investments aggregated $18,620,006 and $18,604,344, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Auction preferred shares

On July 21, 1997, 600 preferred shares were redeemed by the fund at a redemption price of $60,000,000 plus $336,444 of cumulative and unpaid dividends.

The shares were redeemable at the option of the fund on any dividend payment date at a redemption price of $100,000 per share, plus an amount equal to any dividend accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared).

Under the Investment Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the auction preferred shares and the shares' rating agencies. Should these requirements not be met, or should these dividend accrued on the remarketed preferred not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At December 31, 1998, no such restrictions have been placed on the fund.



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
John A. Hill, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Thomas V. Reilly
Vice President

Anthony I. Kreisel
Vice President

Jeanne L. Mockard
Vice President and Fund Manager

Richard A. Monaghan
Vice President

John R. Verani
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time, or visit our website (www.putnaminv.com) any time for up-to-date information about the fund's NAV.



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PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109
www.putnaminv.com

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